HIGH PLAINS URANIUM, INC.

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EQUITY TRANSFER SERVICES INC.

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RESEARCH CAPITAL CORPORATION

AMENDED AND RESTATED SPECIAL WARRANT INDENTURE

Providing for the Issue of up to a Maximum of 24,000,000 Special Warrants

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Dated as of September 23, 2005

INDEX

AMENDED AND RESTATED SPECIAL WARRANT INDENTURE

THIS AMENDED AND RESTATED INDENTURE dated as of the 23rd day of September, 2005.

B E T W E E N:

HIGH PLAINS URANIUM, INC., a corporation incorporated under the laws of the Province of New Brunswick

(hereinafter called the "Corporation")

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EQUITY TRANSFER SERVICES INC., a corporation incorporated under the laws of the Province of Ontario

(hereinafter called the "Special Warrant Agent")

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RESEARCH CAPITAL CORPORATION, a corporation incorporated under the laws of the Province of Ontario

(hereinafter called the "Agent")

WHEREAS the Corporation has created and issued the Special Warrants, constituted and issued as herein set forth;

AND WHEREAS the Corporation has authorized the creation and issuance of an aggregate of up to a maximum of 24,000,000 Special Warrants as herein provided and completed the transactions contemplated herein;

AND WHEREAS the Agent has acted as agent to offer and sell such Special Warrants on a commercially reasonable best efforts basis on behalf of the Corporation;

AND WHEREAS the Corporation granted to the Agent compensation warrants (the "Compensation Warrants") entitling the Agent to acquire that number of Common Shares that is equal to ten percent (10%) of the total number of Common Shares issuable upon exercise of all Special Warrants sold pursuant to the Offering, each Compensation Warrant exercisable at a price of US$0.50 per Common Share, at any time during the period expiring two years following the Closing Date;

AND WHEREAS all things necessary have been done and performed to make the Special Warrants, when certified by the Special Warrant Agent and issued and delivered as herein provided, legal, valid and binding obligations of the Corporation with the benefits of and subject to the terms of this Amended and Restated Special Warrant Indenture;

AND WHEREAS the foregoing recitals are made as representations by the Corporation and not by the Special Warrant Agent;

AND WHEREAS the Special Warrant Agent has entered into this Amended and Restated Special Warrant Indenture and holds all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Amended and Restated Special Warrant Indenture.

NOW THEREFORE THIS AMENDED AND RESTATED INDENTURE WITNESSETH that for good and valuable consideration mutually given, the receipt and sufficiency of which, by each of the Corporation and the Special Warrant Agent, has been acknowledged, the Corporation has appointed the Special Warrant Agent as special warrant agent for the Special Warrantholders to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Special Warrants issued pursuant to this Amended and Restated Special Warrant Indenture, and the parties hereby covenant, agree and declare as follows:

ARTICLE 1
INTERPRETATION

Section 1.1 Definitions

In this Amended and Restated Special Warrant Indenture, including the Recitals and Schedules hereto, and in the Special Warrant Certificates, unless there is something in the subject matter or context inconsistent therewith:

(a) "Adjustment Period" means the period from and including the date hereof up to and including the Exercise Date.

(b) "Agent" means Research Capital Corporation, including its successors and assigns;

(c) "Agency Agreement" means an agreement dated as of March 11, 2005 between the Corporation and the Agent;

(d) "Applicable Legislation" means such provisions of any statute of Canada or any province thereof, and of regulations under any such statute, relating to trust indentures or to the rights, duties and obligations of corporations and of trustees under trust indentures, as are from time to time in force and applicable to this Amended and Restated Special Warrant Indenture;

(e) "auditor of the Corporation" means the chartered accountant or firm of chartered accountants appointed as auditor of the Corporation;

(f) "Business Day" means any day that is not a Saturday, Sunday or statutory holiday in the City of Toronto;

(g) "Closing Date" means March 11, 2005 or such other date as the Corporation and the Agent may agree pursuant to the Agency Agreement;

(h) "Closing Time" means 9:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Agent and the Corporation may agree pursuant to the Agency Agreement;

(i) "Common Shares" means the common shares in the capital of the Corporation as constituted on the date hereof, provided that in the event of any adjustment pursuant to section 4.7 hereof, Common Shares will thereafter mean the shares or other securities or property resulting from such adjustment;

(j) "Corporation" means High Plains Uranium, Inc., a corporation formed under the laws of the Province of New Brunswick, including its successors and assigns;

(k) "counsel" means a barrister or solicitor or a firm of barristers and solicitors retained by the Corporation and acceptable to the Special Warrant Agent or retained by the Special Warrant Agent and, provided that the Corporation is not in default under the provisions of this Amended and Restated Special Warrant Indenture, acceptable to the Corporation;

(l) "Current Market Price" of a Common Share at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Exchange for any 20 consecutive Trading Days selected by the Corporation commencing not more than 30 Trading Days before such date and ending not less than 3 Trading Days prior to such date, or, if the Common Shares are not listed on any stock exchange or any quotation system, then on the over-the-counter market with the weighted average price per Common Share being determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 consecutive Trading Days by the aggregate number of Common Shares so sold or, if not traded on any recognized market or exchange, as determined by the directors of the Corporation and the Agent, each acting reasonably;

(m) "Distribution Date" means the Closing Date;

(n) "Dividends Paid in the Ordinary Course" means dividends paid in any financial year of the Corporation, whether in (i) cash, (ii) shares of the Corporation, (iii) warrants or similar rights to purchase any shares of the

Corporation or property or other assets of the Corporation at a purchase or exercise price of at least 110 per cent of the fair market value of the shares or property or other assets purchasable as of the date of distribution of such warrants or similar rights, or (iv) property or other assets of the Corporation, as the case may be, as determined by action by the directors except that, in the case of warrants or similar rights to purchase Common Shares or securities convertible into or exchangeable for Common Shares such fair market value of the warrants or similar rights shall be equal to the number of Common Shares which may be purchased thereby (or the number of Common Shares issuable upon conversion or exchange) as of the date of distribution of such warrants or similar rights, multiplied by the Current Market Price of the Common Shares on the date of such distribution, provided that the value of such dividends does not in such financial year exceed the greater of:

(i) 200 per cent of the aggregate amount of dividends paid by the Corporation on the Common Shares in the 12-month period ending immediately prior to the first day of such financial year, and

(ii) 100 per cent of the consolidated net earnings from continuing operations of the Corporation, before any extraordinary items, for the 12-month period ending immediately prior to the first day of such financial year (such consolidated net earnings from continuing operations to be computed in accordance with generally accepted accounting principles in Canada);

(o) "Exchange" means the TSX Venture Exchange or any stock exchange or quotation system on which the Special Warrants or Common Shares may become listed for trading;

(p) "Exercise Date" means with respect to any Special Warrant exercised, or deemed exercised, by the holder thereof pursuant to subsection 4.1(a) or 4.2(a) hereof, the day on which the Special Warrant Certificate representing such Special Warrant is surrendered to the Special Warrant Agent in accordance with the provisions of this Amended and Restated Special Warrant Indenture with respect to an exercise pursuant to subsection 4.1(a) or the time on which the Special Warrant is deemed exercised pursuant to subsection 4.2(a);

(q) "Expiry Date" means the date on which a Preliminary Prospectus is filed with the Securities Commissions;

(r) "Expiry Time" means the time on the Expiry Date immediately prior to the filing of the Preliminary Prospectus with the Securities Commissions;

(s) "Final Prospectus" means the final version of the Prospectus filed with the applicable Securities Commissions;

(t) "Offering" means the offering by private placement, in one or more tranches, of up to a maximum 24,000,000 Special Warrants through the Agent which are being offered for sale by the Agent on a commercially reasonable best efforts basis, pursuant to the terms of the Agency Agreement;

(u) "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator, investment club or other legal personal representative, government or governmental authority or entity, however designated or constituted;

(v) "Preliminary Prospectus" means the preliminary version of the Prospectus filed with the applicable Securities Commissions;

(w) "Prospectus", as the context may require, means any Preliminary Prospectus and Final Prospectus filed by the Corporation with the applicable Securities Commissions qualifying the distribution of Common Shares of the Corporation in connection with its initial public offering and, unless the context otherwise requires, includes any amendments or supplements thereto, and "Prospectuses" means both the Preliminary Prospectus and the Final Prospectus;

(x) "Qualifying Provinces" means the Provinces of Ontario, Alberta, British Columbia, and such other jurisdictions as the Corporation and Agent may mutually agree;

(y) "Qualification Deadline" means no later than 5:00 p.m. (Toronto time) on the date that is 180 days following the Closing Date;

(z) "Regulation S" means Regulation S adopted by the United States Securities and Exchange Commission;

(aa) "Second Tranche Financing" means the second tranche of the Offering of up to 5,000,000 Special Warrants completed on May 26, 2005;

(bb) "Securities Commissions" means, collectively, the securities commissions or other securities regulatory authorities in each of the Qualifying Provinces and the respective regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commissions;

(cc) "Securities Laws" means, collectively, the applicable securities laws of each of the Qualifying Provinces and the respective regulations made and forms prescribed thereunder together with all applicable published policy statements and blanket orders and rulings of the Securities Commissions;

(dd) "Share Rate" means the number of Common Shares which are issuable upon the exercise of each Special Warrant in accordance with section 2.2 hereof, subject to adjustment in accordance with section 4.7 hereof, which (i) if exercised pursuant to Section 4.1, at any time (A) prior to the Qualification Deadline, is one Common Share and (B) on or after the Qualification Deadline, is 1.20 Common Shares; and (ii) if on a deemed exercise pursuant to Section 4.2, is 1.20 Common Shares;

(ee) "Special Warrants" means the special warrants of the Corporation created and issued pursuant to Article 2 of the original Special Warrant Indenture and authorized for issue and represented by Special Warrant Certificates issued and certified in accordance with the provisions of the original Warrant Indenture and that have not at the particular time expired or been exercised;

(ff) "Special Warrant Agent" means Equity Transfer Services Inc., including its successors and assigns;

(gg) "Special Warrant Certificate" means a certificate representing one or more Special Warrants, substantially in the form attached hereto as Schedule A;

(hh) "Special Warrantholders" means the Persons at the relevant time whose names have entered in a register of holders described in subsection 3.1(a) hereof as holders of Special Warrants;

(ii) "Special Warrantholders' Request" means an instrument, signed in one or more counterparts, by Special Warrantholders who hold in the aggregate not less than 20 per cent of the total number of Special Warrants then outstanding, requesting the Special Warrant Agent to take some action or proceeding specified therein;

(jj) "Third Tranche Financing" means the third tranche of the offering of up to 3, 619, 500 Special Warrants completed on September 2, 2005;

(kk) "this Amended and Restated Special Warrant Indenture", "this Indenture", "hereto", "hereunder", "hereof", "herein", "hereby" and similar expressions mean or refer to this Amended and Restated Special Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto, and the expressions "article", "section", "subsection" and "paragraph" followed by a number mean the specified article, section, subsection or paragraph of this Amended and Restated Special Warrant Indenture;

(ll) "Trading Day" with respect to a stock exchange, quotation system or the over-the-counter market means a day on which such stock exchange, quotation system or over-the-counter market is open for business;

(mm) "Transaction" means the acquisition by the Corporation of all of the issued and outstanding common shares in the capital of High Plains Uranium, Inc. (an Idaho company);

(nn) "Underlying Securities" means the Common Shares which are issuable upon the exercise or deemed exercise of the Special Warrants or Compensation Warrants, as the case may be;

(oo) "United States" means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(pp) "U.S. Person" means a U.S. person as that term is defined in Regulation S;

(qq) "U.S. Securities Act" means the United States Securities Act of 1933, as amended; and

(rr) "Written Order of the Corporation", "Written Request of the Corporation", "Written Consent of the Corporation", "Written Direction of the Corporation" and "Certificate of the Corporation" mean, respectively, a written order, request, consent, direction and certificate signed in the name of the Corporation by any director or officer of the Corporation or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed.

Section 1.2 Words Importing the Singular

Words importing the singular include the plural and *vice versa* and words importing a particular gender include both genders.

Section 1.3 Interpretation Not Affected by Headings

The division of this Amended and Restated Special Warrant Indenture into articles, sections, subsections, paragraphs, subparagraphs, clauses and subclauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Amended and Restated Special Warrant Indenture.

Section 1.4 Day Not a Business Day

If the day on or before which any action that would otherwise be required to be taken hereunder is not a Business Day in the place where the action is required to be taken, that action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

Section 1.5 Time of the Essence

Time will be of the essence in all respects in this Amended and Restated Special Warrant Indenture and the Special Warrant Certificates.

Section 1.6 Currency

Except as otherwise stated, all dollar amounts herein and in the Special Warrant Certificates are expressed in Canadian dollars.

Section 1.7 Applicable Law

This Amended and Restated Special Warrant Indenture and the Special Warrant Certificates shall be governed and be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts and the Corporation, the Special Warrant Agent and the holders irrevocably attorn to the non-exclusive jurisdiction of the courts of Ontario.

Section 1.8 Schedules

The following schedules are attached to this Agreement and are deemed to be a part of and incorporated in this Agreement:

Schedule	Title
A	Form of Special Warrant Certificate

ARTICLE 2
THE SPECIAL WARRANTS

Section 2.1 Creation and Issue of Special Warrants

(a) Creation of Special Warrants: A maximum of 24,000,000 Special Warrants have been created and authorized to be issued pursuant to the terms thereof upon the written direction of the Corporation at a price of US$0.50 for each Special Warrant.

(b) Certification of Special Warrants: On the date of the issuance of the Special Warrants and as the Corporation has received the issue price therefor, Special Warrant Certificates shall be executed by the Corporation and delivered to the Special Warrant Agent, certified by or on behalf of the Special Warrant Agent upon the Written Order of the Corporation and delivered by the Special Warrant Agent to the Corporation or to the order of the Corporation pursuant to a Written Direction of the Corporation, without any further act of or formality on the part of the Corporation and without the Special Warrant Agent receiving any consideration therefor.

Section 2.2 Terms of Special Warrants

(a) Exercise Terms: Each Special Warrant issued entitles the holder thereof, upon the exercise or deemed exercise thereof in accordance with the provisions of article 4 hereof, and without payment of any additional consideration, to be issued the number of Common Shares specified by the Share Rate.

Section 2.3 Form of Special Warrant Certificates

(a) Form: The Special Warrant Certificates (including the certificate of the Special Warrant Agent endorsed thereon) are substantially in the form attached hereto as Schedule A. Each Special Warrant Certificate is dated as of the date hereof (regardless of the actual dates of their issue), bears such distinguishing letters and numbers as the Corporation, with the approval of the Special Warrant Agent, may prescribe and such legends as the Corporation may prescribe and will be issuable in any whole number denomination.

(b) Production: The Special Warrant Certificates may be engraved, lithographed or printed (the expression "printed" including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Corporation may determine.

Section 2.4 Signing of Special Warrant Certificates

(a) Signing Officers: Special Warrant Certificates may be signed by any one of the President or the Secretary of the Corporation or by any other individual to whom such signing authority is delegated by the directors of the Corporation from time to time.

(b) Signatures: The signatures of any of the officers or individuals referred to in subsection 2.4(a) hereof may be manual signatures, engraved, lithographed or printed in facsimile and Special Warrant Certificates bearing such facsimile signatures will, subject to section 2.5 hereof, be binding on the Corporation as if they had been manually signed by such officers or individuals.

(c) No Longer Officer: Notwithstanding that any person whose manual or facsimile signature appears on a Special Warrant Certificate as one of the officers or individuals referred to in subsection 2.4(a) hereof no longer holds the same or any other office with the Corporation at the date of issue of any Special Warrant Certificate or at the date of certification or delivery thereof, such Special Warrant Certificate will, subject to section 2.5 hereof, be valid and binding on the Corporation.

Section 2.5 Certification by Special Warrant Agent

(a) Certification: No Special Warrant Certificate will be valid or entitle the holder to the benefits hereof until it has been certified by manual signature by or on behalf of the Special Warrant Agent substantially in the form of the certificate attached hereto as Schedule A or in such other form as may be approved by the Special Warrant Agent. The certification by the Special Warrant Agent on a Special Warrant Certificate will be conclusive evidence as against the Corporation that such Special Warrant Certificate has been issued hereunder and that the holder thereof is entitled to the benefits hereof and thereof.

(b) Certification No Representation: The certification by the Special Warrant Agent on any Special Warrant Certificate issued hereunder will not be construed as a representation or warranty by the Special Warrant Agent as to the validity of this Amended and Restated Special Warrant Indenture or such Special Warrant Certificate (except the due certification thereof) or as to the performance by the Corporation of its obligations under this Amended and Restated Special Warrant Indenture and the Special Warrant Agent will in no respect be liable or answerable for the use made of any Special Warrant Certificate or of the consideration therefor, except as otherwise specified herein.

Section 2.6 Ranking

All Special Warrants rank *pari passu*, whatever may be the actual dates of issue of the Special Warrant Certificates by which they are represented.

Section 2.7 Issue in Substitution for Lost Certificates

(a) Substitution: If any Special Warrant Certificate becomes mutilated or is lost, destroyed or stolen, the Corporation, subject to applicable law and to subsection 2.7(b) hereof, will issue, and thereupon the Special Warrant Agent will certify and deliver, a new Special Warrant Certificate of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate.

(b) Cost of Substitution: The applicant for the issue of a new Special Warrant Certificate pursuant to this section 2.7 will bear the reasonable cost of the issue thereof and in the case of loss, destruction or theft will, as a condition precedent to the issue thereof:

(i) furnish to the Corporation and to the Special Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Special Warrant Certificate to be replaced as is satisfactory to the Corporation and to the Special Warrant Agent in their discretion, acting reasonably;

(ii) if so requested, furnish an indemnity in amount and form satisfactory to the Corporation and to the Special Warrant Agent in their discretion, acting reasonably; and

(iii) pay the reasonable charges of the Corporation and the Special Warrant Agent in connection therewith.

Section 2.8 Cancellation of Surrendered Special Warrants

All Special Warrant Certificates surrendered to the Special Warrant Agent in accordance with the provisions of this Amended and Restated Special Warrant Indenture will be cancelled by the Special Warrant Agent and, if requested in writing in advance by the Corporation, the Special Warrant Agent will furnish the Corporation with a cancellation certificate identifying each Special Warrant Certificate so cancelled and the number of Special Warrants, represented thereby.

Section 2.9 Special Warrantholder not a Shareholder

Nothing in this Amended and Restated Special Warrant Indenture or in the holding of a Special Warrant represented by a Special Warrant Certificate, or otherwise, will be construed as conferring on any Special Warrantholder any right or interest whatsoever as a shareholder of the Corporation, including but not limited to any right to vote at, to receive notice of, or to attend any meeting of shareholders or any other proceeding of the Corporation or any right to receive any dividend or other distribution.

Section 2.10 Prohibition on Exercise by U.S. Persons

The Special Warrants and the Common Shares issued upon the exercise of the Special Warrants have not been registered under the U.S. Securities Act, or the securities laws of any state of the United States, and may not be transferred in the United States or to a U.S. Person unless the Special Warrants and the Common Shares issuable upon exercise thereof have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirement is available. The Special Warrant Agent shall not permit the transfer of any Special Warrants to a U.S. Person unless the holder thereof has provided to the Special Warrant Agent and the Corporation an opinion of counsel, or other evidence, in form reasonably satisfactory to the Corporation, to the effect that such transfer of Special Warrants does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities.

Section 2.11 Restrictive Legends

(a) Legends on all Special Warrant Certificates: The Special Warrant Certificates shall bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) THE DISTRIBUTION DATE AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

(b) Additional Legends: In addition to the legends set forth in subsection 2.11(a) hereof, Special Warrant Certificates issued in connection with the Second Tranche Financing and the Third Tranche Financing shall also bear the following legends:

SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

ARTICLE 3
REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF SPECIAL WARRANTS

Section 3.1 Registration and Transfer of Special Warrants

(a) Special Warrant Register: The Corporation will cause to be kept by the Special Warrant Agent at the principal office in the City of Toronto, Ontario, of the Special Warrant Agent:

(i) a separate register of holders of Special Warrants in which shall be entered in alphabetical order the names and addresses of the

holders of Special Warrants and particulars of the Special Warrants held by them; and

(ii) a register of transfers in which all transfers of Special Warrants and the date and other particulars of each transfer shall be entered.

(b) Transfer: No transfer of any Special Warrant will be valid unless entered on the applicable register of transfers referred to in subsection 3.1(a) hereof, or on any branch registers maintained pursuant to subsection 3.1(g) hereof, upon surrender to the Special Warrant Agent of the Special Warrant Certificate representing such Special Warrant, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Special Warrant Agent executed by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Special Warrant Agent, and, upon compliance with such requirements and such other reasonable requirements as the Special Warrant Agent and the Corporation may prescribe, such transfer will be duly noted on one of such registers of transfers by the Special Warrant Agent.

(c) Register of Transfers: The transferee of any Special Warrant will, after surrender to the Special Warrant Agent of the Special Warrant Certificate representing such Special Warrant as required by subsection 3.1(b) hereof and upon compliance with all other conditions in respect thereof required by this Amended and Restated Special Warrant Indenture or by law, be entitled to be entered on the applicable register of holders referred to in subsection 3.1(a), or on any branch registers of holders maintained pursuant to subsection 3.1(g) hereof, as the owner of such Special Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Special Warrant, except in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(d) Refusal of Registration: The Corporation will be entitled, and may direct the Special Warrant Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Special Warrant on the registers referred to in subsection 3.1(a) hereof, or on any branch registers maintained pursuant to subsection 3.1(g) hereof, if such transfer would constitute a violation of the securities laws of any jurisdiction or the rules, regulations or policies of any regulatory authority having jurisdiction.

(e) No Notice of Trusts: Subject to applicable law, neither the Corporation nor the Special Warrant Agent will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Special Warrant, and may transfer any Special Warrant on the direction of the Person registered as the holder thereof, whether named as

trustee or otherwise, as though that Person were the beneficial owner thereof.

(f) Inspection: The registers referred to in subsection 3.1(a) hereof, and any branch registers maintained pursuant to subsection 3.1(g) hereof, will at all reasonable times be open for inspection by the Corporation and any Special Warrantholder. The Special Warrant Agent will from time to time when requested to do so in writing by the Corporation or any Special Warrantholder (upon payment of the Special Warrant Agent's reasonable charges), furnish the Corporation or such Special Warrantholder with a list of the names and addresses of holders of Special Warrants entered on such registers and showing the number of Special Warrants held by each such holder.

(g) Location of Registers: The Corporation may at any time and from time to time change the place at which the registers referred to in subsection 3.1(a) hereof are kept, cause branch registers of holders or transfers to be kept at other places and close such branch registers or change the place at which such branch registers are kept, in each case subject to the approval of the Special Warrant Agent. Notice of all such changes or closures shall be given by the Corporation to the Special Warrant Agent and to holders of Special Warrants in accordance with section 11.2 hereof.

Section 3.2 Exchange of Special Warrant Certificates

(a) Exchange: One or more Special Warrant Certificates may, on compliance with the reasonable requirements of the Special Warrant Agent, be exchanged for one or more Special Warrant Certificates of different denominations representing in the aggregate the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged.

(b) Place of Exchange: Special Warrant Certificates may be exchanged at the principal office in the City of Toronto, Ontario, of the Special Warrant Agent or at any other place designated by the Corporation with the approval of the Special Warrant Agent.

(c) Cancellation: Any Special Warrant Certificate tendered for exchange pursuant to this section shall be surrendered to the Special Warrant Agent and cancelled.

(d) Execution: The Corporation will sign all Special Warrant Certificates in accordance with section 2.4 hereof necessary to carry out exchanges pursuant to this section 3.2 and such Special Warrant Certificates will be certified by the Special Warrant Agent.

Section 3.3 No Charges for Transfer or Exchange

No charge will be levied on a presenter of a Special Warrant Certificate pursuant to this Amended and Restated Special Warrant Indenture for the transfer of any Special Warrant or the exchange of any Special Warrant Certificate.

Section 3.4 Ownership of Special Warrants

(a) Owner: The Corporation and the Special Warrant Agent may deem and treat the Person in whose name any Special Warrant is registered as the absolute owner of such Special Warrant for all purposes, and such Person will for all purposes of this Amended and Restated Special Warrant Indenture be and be deemed to be the absolute owner thereof, and the Corporation and the Special Warrant Agent will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(b) Rights of Registered Holder: The registered holder of any Special Warrant will be entitled to the rights evidenced thereby free from all equities and rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all Persons may act accordingly, and the issue and delivery to any such registered holder of the Common Shares issuable pursuant thereto will be a good discharge to the Corporation and the Special Warrant Agent therefor and neither the Corporation nor the Special Warrant Agent will be bound to inquire into the title of any such registered holder.

ARTICLE 4
EXERCISE OF SPECIAL WARRANTS

Section 4.1 Exercise

(a) Exercise: Subject to the limitations set forth in section 4.6 hereof, the holder of any Special Warrant may at any time prior to the Expiry Time exercise the right thereby conferred to be issued Common Shares to the Special Warrant Agent at the principal office in the City of Toronto, Ontario, of the Special Warrant Agent, or to any other Person or at any other place designated by the Corporation with the approval of the Special Warrant Agent, during normal business hours on a Business Day at such place, the Special Warrant Certificate representing such Special Warrant, with a duly completed and executed notice of exercise substantially in the form set out in such Special Warrant Certificate.

(b) Surrender: Any Special Warrant Certificate with a duly completed and executed notice of exercise referred to in subsection 4.1(a) hereof will be deemed to have been surrendered to the Special Warrant Agent only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Special Warrant Agent or one of the other Persons at the office or one of the other places specified in subsection 4.1(a) hereof.

(c) Notice of Exercise: Any notice of exercise referred to in subsection 4.1(a) hereof must be signed by the Special Warrantholder, or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Special Warrant Agent, acting reasonably, and, if any Common Shares thereby issuable are to be issued to a Person or Persons other than the Special Warrantholder, must specify the name or names and the address or addresses of each such Person or Persons and the number of Common Shares to be issued to each such Person if more than one is so specified.

(d) Exercise of Less than All: The holder of any Special Warrant Certificate who wishes to exercise the Special Warrants represented by such Special Warrant Certificate may exercise less than all of such Special Warrants and in the case of any such partial exercise shall be entitled to receive a Special Warrant Certificate of like tenor, in form, signed and certified in accordance with the provisions of Article 2 hereof, representing the number of Special Warrants held by the Special Warrantholder which remain unexercised.

Section 4.2 Deemed Exercise by Special Warrantholder:

(a) Deemed Exercise by Special Warrantholders: Subject to section 4.2(b) hereof, if any Special Warrants have not been exercised pursuant to section 4.1 hereof prior to the Expiry Time, such Special Warrants will be deemed exercised immediately prior thereto without any further act of the Special Warrantholder and the holder thereof shall be deemed to have subscribed for the Common Shares issuable upon exercise of the Special Warrant immediately prior to the Expiry Time. The Corporation will give or cause to be given, as soon as practicable after any Special Warrants have been exercised pursuant to this subsection 4.2(a), notice of such exercise to the holders of such Special Warrants.

(b) Rights on Deemed Exercise: The holder of any Special Warrant deemed exercised pursuant to subsection 4.2(a) hereof will have no rights thereunder except to receive the certificates representing the Common Shares thereby issued to such Special Warrantholder.

Section 4.3 Effect of Exercise

(a) Effect of Exercise: Upon the exercise of any Special Warrants in accordance with either section 4.1 or section 4.2 hereof, the Common Shares thereby issuable will be deemed to have been issued, and the Person or Persons of record to whom Common Shares are to be issued will be deemed to have become the holder or holders of record thereof, on the Exercise Date.

(b) Mailing of Certificates: As soon as practicable after the Exercise Date, the Corporation will cause the Special Warrant Agent to mail to the Person or Persons in whose name or names the Common Shares thereby issued have been issued, at his or their respective addresses, or, if so specified, cause to be delivered to such Person or Persons at the place where the Special Warrant Certificates representing such Special Warrants were surrendered, certificates representing the Common Shares so issued.

(c) Issue to Other than Holder: If any Common Shares issuable pursuant to any Special Warrants are to be issued to a Person or Persons other than the Special Warrantholder, the Special Warrantholder must pay to the Corporation or to the Special Warrant Agent on its behalf an amount equal to all exigible transfer taxes or other government charges, and neither the Corporation nor the Special Warrant Agent will be required to issue or deliver any certificates representing any such Common Shares unless or until such amount has been so paid or the Special Warrantholder has established to the satisfaction of the Corporation that such taxes and charges have been paid or that no such taxes or charges are owing.

Section 4.4 No Fractional Common Shares

The Corporation will not, whether pursuant to an adjustment in accordance with section 4.7 hereof or under any other circumstances, be obligated to issue any fraction of a Common Share on the exercise of Special Warrants. To the extent that a holder of Special Warrants would otherwise have been entitled to receive, on the exercise of such Special Warrants, a fraction of a Common Share, such right may only be exercised in respect of such fraction in combination with another Special Warrant Certificate which in the aggregate entitles the Special Warrantholder to receive a whole number of Common Shares. In any other case where a Special Warrantholder would be entitled upon the exercise of a Special Warrant to receive a fraction of a Common Share, the number of Common Shares to be issued shall be rounded up to the next whole number.

Section 4.5 Recording

The Special Warrant Agent will record particulars of each Special Warrant exercised which particulars will include the name and address of each Person to whom Common Shares are thereby issued, the number of Common Shares so issued and the Exercise Date in respect thereof. Within five Business Days after each Exercise Date the Special Warrant Agent will provide such particulars in writing to the Corporation.

Section 4.6 Securities Restrictions

No Common Shares will be issued pursuant to the exercise of any Special Warrant if the issue of such Common Shares would constitute a violation of the securities laws of any applicable jurisdiction.

Section 4.7 Adjustments

(a) Adjustment: The rights of the holder of any Special Warrant, including the number of Common Shares issuable upon the exercise or deemed exercise of such Special Warrant, will be adjusted from time to time in the events and in the manner provided in and in accordance with the provisions of this section 4.7.

(b) The Share Rate in effect at any date will be subject to adjustment from time to time as follows:

(i) Share Reorganization: If and whenever at any time during the Adjustment Period, the Corporation shall (A) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares, (B) consolidate or combine the outstanding Common Shares into a lesser number of Common Shares, or (C) issue Common Shares or securities exchangeable for or convertible into Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution other than a Dividend Paid in the Ordinary Course then, in each such event, the Share Rate then in effect will, on the record date for such event or, if no record date is fixed, the effective date of such event, be adjusted so that it will equal the rate determined by multiplying the Share Rate in effect immediately prior to such date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such date before giving effect to such event, and of which the numerator shall be the total number of Common Shares outstanding on such date after giving effect to such event. Such adjustment will be made successively whenever any such event shall occur. Any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this paragraph 4.7(b)(i) and paragraph 4.7(b)(ii) hereof.

(ii) Rights Offering: If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the issue of rights, options or warrants to all or substantially all of the holders of Common Shares entitling the holders thereof, within a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares (or

securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than 95 per cent of the Current Market Price on such record date, then the Share Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Share Rate in effect on such record date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such record date plus the number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares so offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price, and of which the numerator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered for subscription or purchase (or into or for which the convertible or exchangeable securities so offered are convertible or exchangeable). Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants are not exercised prior to the expiration thereof, the Share Rate will then be readjusted to the Share Rate which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(iii) Special Distribution: If and whenever at any time during the Adjustment Period, the Corporation shall fix a record date for the making of a distribution to all or substantially all of the holders of Common Shares of (A) shares of any class other than Common Shares whether of the Corporation or any other corporation, (B) rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares or property or other assets or the Corporation (other than those rights, options or warrants referred to in paragraph 4.7(b)(ii) hereof), (C) evidences of indebtedness, or (D) cash, securities or other property or assets then, in each such case and if such distribution does not constitute a Dividend Paid in the Ordinary Course, or fall under clauses 4.7(b)(i) or 4.7(b)(ii) above, the Share Rate will be adjusted immediately after such record date so that it will equal the rate determined by multiplying the Share Rate in effect on such record date by a fraction, of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on the record date, less the

aggregate fair market value (as determined by the directors, acting in good faith, at the time such distribution is authorized) of such shares or rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets so distributed, and of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed. To the extent that any such rights, options or warrants so distributed are not exercised prior to the expiration thereof, the Share Rate will then be readjusted to the Share Rate which would then be in effect based upon such rights, options or warrants or evidences of indebtedness or cash, securities or other property or assets actually distributed or based upon the number or amount of securities or the property or assets actually issued or distributed upon the exercise of such rights, options or warrants, as the case may be.

(c) Reclassifications: If and whenever at any time during the Adjustment Period, there is (A) any reclassification of or amendment to the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Corporation (other than as described in subsection 4.7(b) hereof), (B) any consolidation, amalgamation, arrangement, merger or other form of business combination of the Corporation with or into any other corporation resulting in any reclassification of the outstanding Common Shares, any change of the Common Shares into other shares or any other reorganization of the Corporation, or (C) any sale, lease, exchange or transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity, then, in each such event, each holder of any Special Warrant which is thereafter exercised will be entitled to receive, and shall accept, in lieu of the number of Common Shares to which such holder was theretofore entitled upon such exercise, the kind and number or amount of shares or other securities or property which such holder would have been entitled to receive as a result of such event if, on the effective date thereof, such holder had been the registered holder of the number of Common Shares to which such holder was theretofore entitled upon such exercise. If necessary as a result of any such event, appropriate adjustments will be made in the application of the provisions set forth in this subsection with respect to the rights and interests thereafter of the holders of Special Warrants to the end that the provisions set forth in this subsection will thereafter correspondingly be made applicable, as nearly as may reasonably be, in the relation to any shares or other securities or property thereafter deliverable upon the exercise of any Special Warrant. Any such adjustments will be made by and set forth in an indenture supplemental hereto approved by the

directors, acting reasonably, and shall for all purposes be conclusively deemed to be an appropriate adjustment.

(d) Deferral of Adjustment: In any case in which this section 4.7 shall require that an adjustment shall become effective immediately after a record date for or an effective date of an event referred to herein, the Corporation may defer, until the occurrence and consummation of such event, issuing to the holder of any Special Warrant exercised after such record date or effective date and before the occurrence and consummation of such event the additional Common Shares or other securities or property issuable upon such exercise by reason of the adjustment required by such event, provided, however, that, subject to subsection hereof, the Corporation will deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities or property upon the occurrence and consummation of such event and the right to receive any dividend or other distribution in respect of such additional Common Shares or other securities or property declared in favour of the holders of record of Common Shares or of such other securities or property on or after the Exercise Date or such later date as such holder would, but for the provisions of this subsection, have become the holder of record of such additional Common Shares or of such other securities or property pursuant to subsection 4.3(a) hereof.

(e) Adjustments Cumulative: The adjustments provided for in this section are cumulative, shall, in the case of any adjustment to the Share Rate, be computed to the nearest one one-hundredth of a Common Share and will apply (without duplication) to successive subdivisions, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this section, provided that, notwithstanding any other provision of this section, no adjustment of the Share Rate will be required (i) unless such adjustment would require an increase or decrease of at least one per cent in the Share Rate then in effect (provided, however, that any adjustment which by reason of this subsection is not required to be made will be carried forward and taken into account in any subsequent adjustment), (ii) if, in respect of any event described in this section (other than the events referred to in clauses (A) and (B) of paragraph 4.7(b)(i) hereof and in subsection 4.7(c) hereof), the holders of Special Warrants are entitled to participate in such event, or are entitled to participate within 45 days in a comparable event, on the same terms, with the necessary changes, as if the Special Warrants had been exercised prior to or on the effective date of or record date for such event, (iii) in respect of any Common Shares issuable or issued pursuant to any stock option or any stock option or stock purchase plan in force from time to time for directors, officers or employees of the Corporation or of subsidiaries of the Corporation or (iv) in respect of any Common Shares issuable or issued pursuant to the Special Warrants.

(f) Resolution of Questions: If any question arises with respect to the adjustments provided in this section, such question shall be conclusively determined by the auditor of the Corporation or, if they are unable or unwilling to act, by such firm of chartered accountants as is appointed by the Corporation and is acceptable to the Special Warrant Agent. Such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Special Warrant Agent and the Special Warrantholders.

(g) Other Actions: If and whenever at any time during the Adjustment Period, the Corporation shall take any action affecting or relating to the Common Shares, other than any action described in this section, which in the opinion of the directors would prejudicially affect the rights of holders of Special Warrants, the Share Rate will be adjusted by the directors in such manner, if any, and at such time, as the directors may reasonably determine to be equitable in the circumstances to such holders.

(h) Additional Actions: As a condition precedent to the taking of any action which would require an adjustment in any of the rights under the Special Warrants, the Corporation will take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation, or any successor to the Corporation or successor to the undertaking or assets of the Corporation, will be obligated to and may validly and legally issue all the Common Shares or other securities or property which the holders of Special Warrants would be entitled to receive thereafter on the exercise thereof in accordance with the provisions hereof.

(i) Notice to Special Warrant Agent: At least ten days before the earlier of the effective date of or record date for any event referred to in this section 4.7 that requires or might require an adjustment in any of the rights under the Special Warrants, the Corporation will:

(i) file with the Special Warrant Agent a Certificate of the Corporation specifying the particulars of such event and, to the extent determinable, any adjustment required and the computation of such adjustment; and

(ii) give notice to the Special Warrantholders of the particulars of such event and, to the extent determinable, any adjustment required, in accordance with subsection 11.2(a) hereof.

Such notice need only set forth such particulars as have been determined at the date such notice is given. If any adjustment for which such notice is given is not then determinable, promptly after such adjustment is determinable the Corporation will:

(iii) file with the Special Warrant Agent a Certificate of the Corporation showing the computation of such adjustment; and

(iv) give notice to the Special Warrantholders of such adjustment in accordance with subsection 11.2(a) hereof.

Where a notice pursuant to this subsection 4.7(i) has been given, the Special Warrant Agent shall be entitled to act and rely on any adjustment calculation of the Corporation or of the auditor of the Corporation.

(j) Duty of Special Warrant Agent: Subject to subsection 9.2(a) hereof, the Special Warrant Agent shall not:

(i) at any time be under any duty or responsibility to any Special Warrantholder to determine whether any facts exist which may require any adjustment in the Share Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment;

(ii) be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the exercise of any Special Warrant; or

(iii) be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or share certificates representing the Common Shares upon the surrender of any Special Warrants for the purpose of exercise, or to comply with any of the covenants contained in this section.

Section 4.8 Legends on Common Share Certificates

(a) Legends on all Common Shares Certificates: All certificates representing the Common Shares shall bear the following legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) THE DISTRIBUTION DATE, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH

REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

ARTICLE 5
COVENANTS OF THE CORPORATION

Section 5.1 General Covenants

The Corporation covenants with the Special Warrant Agent for the benefit of the Special Warrant Agent and the Special Warrantholders that until the Expiry Date:

(a) Maintenance: The Corporation will at all times maintain its corporate existence, carry on and conduct its business in a proper, efficient and business-like manner, keep or cause to be kept proper books of account in accordance with generally accepted accounting practice and at all reasonable times it will furnish or cause to be furnished to the Special Warrant Agent or its authorized agent or attorney such information relating to its business as the Special Warrant Agent may reasonably require.

(b) Reservation of Shares: The Corporation will reserve and keep available sufficient unissued Common Shares to enable it to satisfy its obligations on the exercise of the Special Warrants.

(c) Issue of Shares: The Corporation will cause the Common Shares from time to time issued pursuant to the exercise of the Special Warrants, and the certificates representing such Common Shares, to be issued and delivered in accordance with the Special Warrants and the terms hereof and all Common Shares that are issued on exercise of the Special Warrants will be fully paid and non-assessable shares of the Corporation.

(d) Open Registers: The Corporation will cause the Special Warrant Agent to keep open the registers of holders and registers of transfers referred to in section 3.1 hereof as required by such section and will not take any action or omit to take any action which would have the effect of preventing the Special Warrantholders from exercising any of the Special Warrants or receiving any of the Common Shares, upon such exercise.

(e) General Performance: Generally, the Corporation will well and truly perform and carry out all acts and things to be done by it as provided in this Amended and Restated Special Warrant Indenture including, without limitation, all requisite filings in respect of the exercise of the Special Warrants and the issue of any Common Shares thereunder.

(f) Attributes of Common Shares: The Corporation will not amend the attributes of the Common Shares without the prior written consent of the Special Warrantholders pursuant to an Extraordinary Resolution.

(g) Final Prospectus: Upon issuance by the Securities Commission(s) of receipt(s) for the Final Prospectus, the Corporation will cause as many copies of the Final Prospectus as are requested by the Agent to be delivered to the Agent in order that the Agent may deliver a copy of the Final Prospectus to each of the Special Warrantholders or any transferees thereof.

(h) Reporting Issuer Status: The Corporation will take all necessary steps and proceedings and file all necessary documents to become, and use commercially reasonable best efforts to remain, a reporting issuer in the Qualifying Provinces in which the Corporation seeks to become a reporting issuer as a result of filing the Prospectuses.

(i) Listing on Exchange: As soon as possible following the Closing Date, the Corporation will apply for and use its commercially reasonable best efforts to obtain a conditional listing on the Exchange or such other stock exchange or quotation system in Canada or elsewhere as may be agreed to by the Agent acting reasonably.

Section 5.2 Special Warrant Agent's Remuneration and Expenses

The Corporation will pay to the Special Warrant Agent from time to time reasonable remuneration for its services hereunder and will, on the Special Warrant Agent's request, pay to or reimburse the Special Warrant Agent for all reasonable expenses, disbursements and advances made or incurred by the Special Warrant Agent in the administration or execution of the duties and obligations hereof (including reasonable compensation and disbursements of its counsel and other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Special Warrant Agent hereunder have been finally and fully performed, except any such expense, disbursement or advance that arises out of or results from negligence,

wilful misconduct or bad faith of the Special Warrant Agent or of Persons for whom the Special Warrant Agent is responsible.

Section 5.3 Notice of Issue

The Corporation will give written notice of and make all requisite filings respecting the issue of securities pursuant to the exercise of any Special Warrants, in such detail as may be required, to each securities commission, stock exchange, or similar regulatory authority in each jurisdiction in Canada in which there is legislation or regulations requiring the giving of any such notice in order that such issue of securities and the subsequent disposition of the securities so issued will not be subject to the prospectus requirements, if any, of such legislation or regulations.

Section 5.4 Performance of Covenants by Special Warrant Agent

If the Corporation fails to perform any of its obligations under this Amended and Restated Special Warrant Indenture, the Special Warrant Agent may notify the Special Warrantholders of such failure or may itself perform any of such obligations capable of being performed by it, but will not be bound to do so or to notify the Special Warrantholders that it is so doing. All amounts expended or advanced by the Special Warrant Agent in so doing will be repayable as provided in section 5.2 hereof. No such performance, expenditure or advance by the Special Warrant Agent will relieve the Corporation of any default or of its continuing obligations hereunder.

ARTICLE 6
ENFORCEMENT

Section 6.1 Suits by Special Warrantholders

All or any of the rights conferred on the holder of any Special Warrant by the terms of the Special Warrant Certificate representing such Special Warrant or of this Amended and Restated Special Warrant Indenture may be enforced by such holder by appropriate legal proceedings but without prejudice to the right which is hereby conferred on the Special Warrant Agent to proceed in its own name or on behalf of the holders of Special Warrants to enforce each and every provision herein contained for the benefit of the Special Warrantholders subject to the provisions of section 7.11 hereof.

ARTICLE 7
MEETINGS OF SPECIAL WARRANTHOLDERS

Section 7.1 Right to Convene Meetings

(a) Convening of Meeting: The Special Warrant Agent may at any time and from time to time convene a meeting of the Special Warrantholders, and will do so on receipt of a written request of the Corporation or a Special Warrantholders' Request and on being funded and indemnified to its reasonable satisfaction by the Corporation or by one or more of the Special Warrantholders signing such Special Warrantholders' Request

against the costs which it may incur in connection with calling and holding such meeting.

(b) Failure to Convene: If the Special Warrant Agent fails, within five Business Days after receipt of such written request of the Corporation or Special Warrantholders' Request, funding and indemnification, to give notice convening a meeting, the Corporation or any of such Special Warrantholders, as the case may be, may convene such meeting.

(c) Place of Meeting: Every such meeting will be held in the City of Toronto, Ontario, or such other place as is approved or determined by the Special Warrant Agent and the Corporation.

Section 7.2 Notice

(a) Notice: At least ten Business Days' notice of any meeting must be given to the Special Warrantholders, to the Special Warrant Agent (unless the meeting has been called by it) and to the Corporation (unless the meeting has been called by it).

(b) Contents: The notice of the meeting must state the time when and the place where the meeting is to be held and must state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Special Warrantholders to make a reasoned decision on the matter, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this article 7.

Section 7.3 Chairman

Some Person (who need not be a Special Warrantholder) designated in writing by the Special Warrant Agent will be chairman of the meeting or, if no Person is so designated or the Person so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Special Warrantholders present in Person or by proxy may choose some Person present to be chairman.

Section 7.4 Quorum

(a) Quorum: Subject to the provisions of section 7.12 hereof, at any meeting of Special Warrantholders a quorum will consist of Special Warrantholders present either in Person or by proxy at the commencement of the meeting holding in the aggregate not less than 20 per cent of the total number of Special Warrants then outstanding, provided that at least two persons entitled to vote thereat (including proxy holders) are personally present.

(b) No Quorum: If a quorum of Special Warrantholders is not present within 30 minutes after the time fixed for holding a meeting, the meeting, if

summoned by Special Warrantholders or on a Special Warrantholders' Request, will be dissolved, but, subject to section 7.12 hereof, in any other case will be adjourned to the third following Business Day at the same time and place and no notice of the adjournment need be given.

(c) Adjourned Meeting: At the adjourned meeting the Special Warrantholders present in Person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Special Warrants that they hold.

Section 7.5 Power to Adjourn

The chairman of a meeting at which a quorum of the Special Warrantholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

Section 7.6 Show of Hands

Every question submitted to a meeting, other than an Extraordinary Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

Section 7.7 Poll

(a) Extraordinary Resolution: On every Extraordinary Resolution, and on every other question submitted to a meeting on which a poll is directed by the chairman or requested by one or more Special Warrantholders acting in Person or by proxy, a poll will be taken in such manner as the chairman directs.

(b) Other: Questions other than those required to be determined by Extraordinary Resolution will be decided by a majority of the votes cast on the poll.

Section 7.8 Voting

On a show of hands each Person present and entitled to vote, whether as a Special Warrantholder or as proxy for one or more absent Special Warrantholders, or both, will have one vote, and on a poll each Special Warrantholder present in Person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Special Warrant held by such holder. A proxy need not be a Special Warrantholder.

Section 7.9 Regulations

(a) Ability to Make: The Special Warrant Agent, or the Corporation with the approval of the Special Warrant Agent, may from time to time make or vary such regulations as it thinks fit:

(i) for the form of instrument appointing a proxy, the manner in which it must be executed and verification of the authority of a Person who executes it on behalf of a Special Warrantholder;

(ii) governing the places at which and the times by which voting certificates or instruments appointing proxies must be deposited;

(iii) generally for the calling of meetings of Special Warrantholders and the conduct of business thereat; and

(iv) for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be sent by mail, cable, telex or other means of prepaid, transmitted or recorded communication before the meeting to the Corporation or to the Special Warrant Agent at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

(b) Recognition: Except as such regulations provide, the only Persons who will be recognized at a meeting as the holders of any Special Warrants, or as entitled to vote or, subject to section 7.10 hereof, to be present at the meeting in respect thereof, will be the registered holders of such Special Warrants or persons holding proxies on their behalf.

Section 7.10 The Corporation and the Special Warrant Agent may be Represented

The Corporation and the Special Warrant Agent by their respective employees, officers or directors and the counsel of the Corporation and the Special Warrant Agent may attend any meeting of Special Warrantholders, but will have no vote as such.

Section 7.11 Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred on them by the other provisions of this Amended and Restated Special Warrant Indenture or by law, the Special Warrantholders at a meeting will have the power, exercisable from time to time by Extraordinary Resolution:

(a) to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the Special Warrantholders or, with the reasonable consent of the Special Warrant Agent, of the Special Warrant Agent in its capacity as warrant agent hereunder or on behalf of the Special Warrantholders against the Corporation, whether such right arises under this Amended and Restated Special Warrant Indenture or otherwise, which shall be agreed to by the Corporation, and to authorize the Special Warrant Agent to concur in and execute any indenture supplemental hereto in connection therewith;

(b) to amend, alter or repeal any Extraordinary Resolution previously passed;

(c) subject to arrangements as to financing and indemnity satisfactory to the Special Warrant Agent, to direct or authorize the Special Warrant Agent to enforce any obligation of the Corporation under this Amended and Restated Special Warrant Indenture or to enforce any right of the Special Warrantholders in any manner specified in the Extraordinary Resolution;

(d) to direct or authorize the Special Warrant Agent to refrain from enforcing any obligation or right referred to in clause (c) of this section 7.11;

(e) to waive and direct the Special Warrant Agent to waive any default by the Corporation in complying with any provision of this Amended and Restated Special Warrant Indenture, either unconditionally or on any condition specified in the Extraordinary Resolution;

(f) to appoint a committee with power and authority to exercise, and to direct the Special Warrant Agent to exercise, on behalf of the Special Warrantholders, such of the powers of the Special Warrantholders as are exercisable by Extraordinary Resolution;

(g) to restrain any Special Warrantholder from taking or instituting any suit, action or proceeding against the Corporation for the enforcement of any obligation of the Corporation under this Amended and Restated Special Warrant Indenture or to enforce any right of the Special Warrantholders;

(h) to direct any Special Warrantholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by him in connection therewith;

(i) to assent to any change in or omission from the provisions contained in the Special Warrant Certificates and this Amended and Restated Special Warrant Indenture or any ancillary or supplemental instrument which may be agreed to by the Corporation, and to authorize the Special Warrantholders to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(j) to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Corporation; and

(k) from time to time and at any time to remove the Special Warrant Agent and appoint a successor Special Warrant Agent.

Section 7.12 Meaning of "Extraordinary Resolution"

(a) Meaning: The expression "Extraordinary Resolution" when used in this Amended and Restated Special Warrant Indenture means, subject to the provisions of this section 7.12 and of sections 7.15 and 7.16 hereof, a motion proposed at a meeting of Special Warrantholders duly convened for that purpose and held in accordance with the provisions of this article 7 at which there are present in person or by proxy Special Warrantholders holding in the aggregate more than 50 per cent of the total number of Special Warrants then outstanding and passed by the affirmative votes of Special Warrantholders who hold in the aggregate not less than $66^2/_3$ per cent of the total number of Special Warrants represented at the meeting and voted on the motion.

(b) Quorum: If, at a meeting called for the purpose of passing an Extraordinary Resolution, the quorum required by subsection 7.12(a) hereof is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Special Warrantholders or on a Special Warrantholders' Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than five Business Days or more than ten Business Days later, and to such place and time, as is appointed by the chairman.

(c) Notice: Not less than three Business Days' notice must be given to the Special Warrantholders of the time and place of such adjourned meeting.

(d) Form of Notice: The notice must state that at the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(e) Quorum at Adjourned Meeting: At the adjourned meeting the Special Warrantholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a motion proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 7.12(a) hereof will be an Extraordinary Resolution within the meaning of this Amended and Restated Special Warrant Indenture.

(f) Poll: Votes on an Extraordinary Resolution must always be given on a poll and no demand for a poll on an Extraordinary Resolution will be necessary.

Section 7.13 Powers Cumulative

Any one or more of the powers, and any combination of the powers, in this Amended and Restated Special Warrant Indenture stated to be exercisable by the Special Warrantholders by Extraordinary Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Special Warrantholders from exercising such power or powers or combination of powers thereafter from time to time.

Section 7.14 Minutes

Minutes of all resolutions passed and proceedings taken at every meeting of the Special Warrantholders will be made and duly entered in books from time to time provided for such purpose by the Special Warrant Agent at the expense of the Corporation, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

Section 7.15 Instruments in Writing

Any action that may be taken and any power that may be exercised by Special Warrantholders at a meeting held as provided in this article 7 may also be taken and exercised by Special Warrantholders who hold in the aggregate not less than 50 per cent of the total number of Special Warrants at the time outstanding or in the case of an Extraordinary Resolution, the Special Warrantholders who hold in the aggregate not less than $66^2/_3$ per cent of the total number of Special Warrants at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expression "Extraordinary Resolution" when used in this Amended and Restated Special Warrant Indenture includes a resolution embodied in an instrument so signed.

Section 7.16 Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this article 7 at a meeting of Special Warrantholders will be binding on all Special Warrantholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Special Warrantholders in accordance with section 7.15 hereof will be binding on all Special Warrantholders, whether signatories thereto or not, and every Special Warrantholder and the Special Warrant Agent (subject to the provisions for its indemnity

herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

Section 7.17 Holdings by the Corporation and Subsidiaries Disregarded

In determining whether Special Warrantholders holding the required total number of Special Warrants are present in person or by proxy for the purpose of constituting a quorum, or have voted or consented to a resolution, Extraordinary Resolution, consent, waiver, Special Warrantholders' Request or other action under this Amended and Restated Special Warrant Indenture, a Special Warrant held by the Corporation will be deemed to be not outstanding. The Corporation shall provide the Special Warrant Agent with a certificate of the Corporation providing details of any Special Warrants held by the Corporation upon the written request of the Special Warrant Agent.

ARTICLE 8
SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

Section 8.1 Provision for Supplemental Indentures for Certain Purposes

From time to time the Corporation (when authorized by the directors) and the Special Warrant Agent may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:

(a) setting forth any adjustments resulting from the application of the provisions of section 4.7 hereof;

(b) adding hereto such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, and are not in the opinion of the Special Warrant Agent and in the opinion of counsel prejudicial to the interest of the Special Warrantholders;

(c) giving effect to any Extraordinary Resolution passed as provided in article 7;

(d) making such provisions not inconsistent with this Amended and Restated Special Warrant Indenture as in the opinion of counsel acceptable to the Special Warrant Agent, acting reasonably, are necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of the Common Shares on a stock exchange or over-the-counter market, and provided such provisions are not in the opinion of such counsel prejudicial to the interests of the Special Warrantholders;

(e) adding to, deleting or altering the provisions hereof in respect of the transfer of Special Warrants or the exchange of Special Warrant

Certificates, and making any modification in the form of the Special Warrant Certificates that does not affect the substance thereof;

(f) modifying any provision of this Amended and Restated Special Warrant Indenture (including, without limitation, making any modification which increases the number or amount of Common Shares issuable pursuant to the Special Warrants), except that no such modification will be or become operative or effective if in the opinion of counsel acceptable to the Special Warrant Agent, acting reasonably, it would impair any right of the Special Warrantholders or of the Special Warrant Agent, and the Special Warrant Agent may in its uncontrolled discretion decline to enter into any such supplemental indenture which in its opinion will not afford adequate protection to the Special Warrant Agent when it becomes operative; and

(g) for any other purpose not inconsistent with the terms of this Amended and Restated Special Warrant Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omission herein, if in the opinion of counsel acceptable to the Special Warrant Agent, acting reasonably, the rights of the Special Warrant Agent and of the Special Warrantholders are not prejudiced thereby.

Section 8.2 Successor Corporations

In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Corporation as an entirety, or substantially as an entirety, to another corporation, the successor corporation resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Corporation) will be bound by the provisions hereof and for the due and punctual performance and observance of each and every covenant and obligation contained in this Amended and Restated Special Warrant Indenture to be performed by the Corporation and will execute and deliver to the Special Warrant Agent a supplemental indenture and such other instruments as are satisfactory in form to the Special Warrant Agent and in the opinion of counsel, acting reasonably, are necessary or advisable to evidence the express assumption by the successor corporation of such obligations.

ARTICLE 9
CONCERNING THE SPECIAL WARRANT AGENT

Section 9.1 Trust Indenture Legislation

If and to the extent that any provision of this Amended and Restated Special Warrant Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, the mandatory requirement will prevail. The Corporation and the Special Warrant Agent each will at all times in relation to this Amended and Restated Special Warrant Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

Section 9.2 Rights and Duties of Special Warrant Agent

(a) Duty of Special Warrant Agent: In the exercise of the rights and duties prescribed or conferred by the terms of this Amended and Restated Special Warrant Indenture, the Special Warrant Agent will act honestly and in good faith with a view to the best interests of the Special Warrantholders, and will exercise that degree of care, diligence and skill that a reasonably prudent special warrant agent would exercise in comparable circumstances. The Special Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required so to do under the terms hereof; nor shall the Special Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Special Warrant Agent and in the absence of any such notice the Special Warrant Agent may for all purposes of this Amended and Restated Special Warrant Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Special Warrant Agent to determine whether or not the Special Warrant Agent shall take action with respect to any default.

(b) No Relief From Liability: No provision of this Amended and Restated Special Warrant Indenture will be construed to relieve the Special Warrant Agent from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

(c) Actions: The obligation of the Special Warrant Agent to commence or continue any act, action or proceeding in connection herewith, including without limitation, for the purpose of enforcing any right of the Special Warrant Agent or the Special Warrantholders hereunder is on the conditions that the Special Warrant Agent shall have received a Special Warrantholders' Request specifying the act, action or proceeding which the Special Warrant Agent is requested to take and, when required by notice to the Special Warrantholders by the Special Warrant Agent, the Special Warrant Agent is furnished by one or more Special Warrantholders with sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Special Warrant Agent to protect and hold it harmless against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(d) Funding: No provision of this Amended and Restated Special Warrant Indenture will require the Special Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its

duties or in the exercise of any of its rights or powers unless it is so indemnified.

(e) Deposit of Special Warrants: The Special Warrant Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Special Warrantholders at whose instance it is acting to deposit with the Special Warrant Agent the Special Warrant Certificates held by them, for which certificates the Special Warrant Agent will issue receipts.

(f) Restriction: Every provision of this Amended and Restated Special Warrant Indenture that relieves the Special Warrant Agent of liability or entitles it to rely on any evidence submitted to it is subject to the provisions of Applicable Legislation, of this section 9.2 and of section 9.3 hereof.

Section 9.3 Evidence, Experts and Advisers

(a) Evidence: In addition to the reports, certificates, opinions and other evidence required by this Amended and Restated Special Warrant Indenture, the Corporation will furnish to the Special Warrant Agent such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by Applicable Legislation or as the Special Warrant Agent reasonably requires by written notice to the Corporation.

(b) Reliance by Special Warrant Agent: In the exercise of any right or duty hereunder the Special Warrant Agent, if it is acting in good faith, may act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declaration, opinion, report, certificate or other evidence furnished to the Special Warrant Agent pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Special Warrant Agent, if such evidence complies with Applicable Legislation and the Special Warrant Agent examines such evidence and determines that it complies with the applicable requirements of this Amended and Restated Special Warrant Indenture.

(c) Statutory Declaration: Whenever Applicable Legislation requires that evidence referred to in subsection 9.3(a) hereof be in the form of a statutory declaration, the Special Warrant Agent may accept such statutory declaration in lieu of a Certificate of the Corporation required by any provision hereof. Any such statutory declaration may be made by any one or more of the President or Secretary of the Corporation or by any other officer(s) or director(s) of the Corporation to whom such authority is delegated by the directors from time to time. In addition, the Special Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, direction, instruction, statement, instrument, opinion, report, notice, request, consent, order, letter,

telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(d) Proof of Execution: Proof of the execution of any document or instrument in writing, including a Special Warrantholders' Request, by a Special Warrantholder may be made by the certificate of a notary public, or other officer with similar powers, that the Person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Special Warrant Agent considers adequate.

(e) Experts: The Special Warrant Agent may employ or retain such counsel, accountants, engineers, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its rights and duties hereunder and may pay the reasonable remuneration and disbursements for all services so performed by any of them, without taxation of costs of any counsel, and will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Special Warrant Agent. Any remuneration so paid by the Special Warrant Agent shall be repaid to the Special Warrant Agent by the Corporation in accordance with section 5.2 hereof. The Special Warrant Agent may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by the Corporation or by the Special Warrant Agent, in relation to any matter arising in the administration of the duties and obligations hereof.

Section 9.4 Documents and Money held by Special Warrant Agent

(a) Safekeeping: Any security, document of title or other instrument that may at any time be held by the Special Warrant Agent subject to the duties and obligations hereof may be placed in the deposit vaults of the Special Warrant Agent or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company.

(b) Holding of Funds: Unless herein otherwise expressly provided, any money held by the Special Warrant Agent pending the application or withdrawal thereof under any provision of this Amended and Restated Special Warrant Indenture may be deposited in trust in an account with the Special Warrant Agent or in the name of the Special Warrant Agent in any Canadian chartered bank or trust company at the rate (if any) then current on similar deposits.

(c) Interest: All interest or other income received by the Special Warrant Agent in respect of such deposits and investments referred to in 9.4(b) will belong to the Corporation.

Section 9.5 Action by the Special Warrant Agent to Protect Interests

The Special Warrant Agent will have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Special Warrantholders.

Section 9.6 Special Warrant Agent not Required to Give Security

The Special Warrant Agent will not be required to give any bond or security in respect of the execution of the duties and obligations of this Amended and Restated Special Warrant Indenture.

Section 9.7 Protection of Special Warrant Agent

(a) Protection: By way of supplement to the provisions of any law for the time being relating to warrant agents, it is expressly declared and agreed that:

(i) the Special Warrant Agent will not be liable for or by reason of, or required to substantiate, any statement of fact, representation or recital in this Amended and Restated Special Warrant Indenture or in the Special Warrant Certificates (except the representation contained in section 9.9 hereof or in the certificate of the Special Warrant Agent on the Special Warrant Certificates), but all such statements or recitals are and will be deemed to be made by the Corporation;

(ii) nothing herein contained will impose on the Special Warrant Agent any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Amended and Restated Special Warrant Indenture or any instrument ancillary or supplemental hereto;

(iii) the Special Warrant Agent will not be bound to give notice to any Person of the execution hereof;

(iv) the Special Warrant Agent will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by the Corporation of any obligation or warranty herein contained or of any act of any director, officer, employee or agent of the Corporation;

(v) the Special Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Corporation and in

the Special Warrants and generally may contract and enter into financial transactions with the Corporation or any related corporation without being liable to account for any profit made thereby; and

(vi) the Special Warrant Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail, or any other means.

(b) Indemnity: In addition to and without limiting any protection of the Special Warrant Agent hereunder or otherwise by law, the Corporation hereby indemnifies the Special Warrant Agent and saves it and its officers, directors, employees and agents harmless from all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by it of its duties hereunder except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence or wilful misconduct of the Special Warrant Agent. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Special Warrant Agent, discharge of this Amended and Restated Special Warrant Indenture and termination of any duties and obligations hereunder.

Section 9.8 Replacement of Special Warrant Agent

(a) Resignation: The Special Warrant Agent may resign its duties and obligations and be discharged from all further duties and liabilities hereunder, except as provided in this section, by giving to the Corporation and the Special Warrantholders not less than 60 Business Days notice in writing or, if a new Special Warrant Agent has been appointed, such shorter notice as the Corporation accepts as sufficient.

(b) Removal: The Special Warrantholders by Extraordinary Resolution may at any time remove the Special Warrant Agent and appoint a new Special Warrant Agent.

(c) Appointment of New Special Warrant Agent: If the Special Warrant Agent so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Corporation will forthwith appoint a new Special Warrant Agent unless a new Special Warrant Agent has already been appointed by the Special Warrantholders.

(d) Failure to Appoint: Failing such appointment by the Corporation, the retiring Special Warrant Agent or any Special Warrantholder may apply at the expense of the Corporation to the Ontario Superior Court of Justice on such notice as the Court directs, for the appointment of a new Special Warrant Agent.

(e) New Special Warrant Agent: Any new Special Warrant Agent appointed under this section must be a corporation authorized to carry on the business of a transfer agent or trust company in the Province of Ontario and, if required by the Applicable Legislation of any other province, in such other province. On any such appointment the new Special Warrant Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Special Warrant Agent without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as, in the opinion of counsel, are necessary or advisable for the purpose of assuring the transfer of such powers, rights, duties and responsibilities to the new Special Warrant Agent. Any new Special Warrant Agent so appointed by the Corporation or by the Court will be subject to removal as aforesaid by the Special Warrantholders and by the Corporation.

(f) Notice of New Special Warrant Agent: On the appointment of a new Special Warrant Agent, the Corporation will promptly give notice thereof to the Special Warrantholders in accordance with subsection 11.2(a) hereof.

(g) Successor Special Warrant Agent: A corporation into or with which the Special Warrant Agent is merged or consolidated or amalgamated, or a corporation succeeding to the transfer agency or business of the Special Warrant Agent, will be the successor to the Special Warrant Agent hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Special Warrant Agent under subsection 9.8(e) hereof.

(h) Certificates: A Special Warrant Certificate certified but not delivered by a predecessor Special Warrant Agent may be delivered by the new or successor Special Warrant Agent in the name of the predecessor Special Warrant Agent or successor Special Warrant Agent.

Section 9.9 Conflict of Interest

The Special Warrant Agent represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists between its role as a fiduciary hereunder and its role in any other capacity and if a material conflict of interest arises hereafter it will, within 90 Business Days after ascertaining that it has such material conflict of interest, either eliminate the conflict of interest or resign its duties and obligations hereunder.

Section 9.10 Acceptance of Duties and Responsibilities

The Special Warrant Agent hereby accepts the duties and obligations in this Amended and Restated Special Warrant Indenture declared and provided for and

agrees to perform them on the terms and conditions herein set forth. The Special Warrant Agent accepts the duties and responsibilities under this Amended and Restated Special Warrant Indenture solely as a custodian, bailee and agent. No trust is intended to be, or is or will be created hereby and the Special Warrant Agent shall owe no duties hereunder as a trustee.

ARTICLE 10
PURCHASES BY CORPORATION

Section 10.1 Optional Purchases by the Corporation

Subject to applicable law, the Corporation may from time to time purchase Special Warrants on any stock exchange, in the open market, by private agreement or otherwise. Any such purchase may be made in such manner, from such Persons, at such prices and on such terms as the Corporation in its sole discretion may determine.

Section 10.2 Surrender of Special Warrant Certificates

Special Warrant Certificates representing Special Warrants purchased pursuant to section 10.1 hereof shall be surrendered to the Special Warrant Agent for cancellation and shall be accompanied by a direction of the Corporation to cancel the Special Warrants represented thereby.

ARTICLE 11
GENERAL

Section 11.1 Notice to the Corporation and the Special Warrant Agent

(a) Corporation: Unless herein otherwise expressly provided, a notice to be given hereunder to the Corporation or the Special Warrant Agent will be validly given if delivered or if sent by registered letter, postage prepaid, or if sent by facsimile transmission (if receipt of such transmission is confirmed):

(i) if to the Corporation:

High Plains Uranium, Inc.
384 – 301 Central Avenue
Hilton Head, South Carolina
U.S.A. 29926

Attention: John Ryan, Director

Facsimile: (843) 682-2024

with a copy to:

Blake, Cassels & Graydon LLP
Suite 2800
Commerce Court West
199 Bay Street
Toronto, Ontario
M5L 1A9

Attention: Ken Pearce

Facsimile: (416) 863-2653

(ii) if to the Special Warrant Agent:

Equity Transfer Services Inc.
Suite 420
120 Adelaide Street West
Toronto, Ontario
M5H 4C3

Attention: Vice-President

Facsimile: (416) 361-0470

and any such notice delivered or sent in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission or, if mailed, on the second Business Day following the day of the mailing of the notice. The original of any document sent by facsimile transmission to the Special Warrant Agent shall be subsequently mailed to the Special Warrant Agent.

(b) Change of Address: The Corporation or the Special Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1(a) hereof of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Corporation or the Special Warrant Agent, as the case may be, for all purposes of this Amended and Restated Special Warrant Indenture.

(c) Postal Interruption: If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, a notice to be given to the Special Warrant Agent or to the Corporation hereunder could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is delivered to an officer of the party to which it is addressed. Any notice delivered in accordance with the foregoing will be deemed to have been received on the date of delivery to such officer.

Section 11.2 Notice to Special Warrantholders

(a) Notice: Unless herein otherwise expressly provided, a notice to be given hereunder to Special Warrantholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Special Warrantholders or delivered (or so mailed to certain Special Warrantholders and so delivered to the other Special Warrantholders) at their respective addresses appearing on any of the registers of holders described in section 3.1 hereof, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of *The Globe and Mail*.

(b) Date of Notice: A notice so given by mail or so delivered will be deemed to have been given on the first Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Special Warrantholder will not invalidate any action or proceeding founded thereon.

Section 11.3 Satisfaction and Discharge of Indenture

On the earlier of:

(a) the date by which there has been delivered to the Special Warrant Agent for exercise, exchange or surrender for cancellation all Special Warrant Certificates theretofore certified hereunder; or

(b) the Expiry Time;

and if all certificates representing Common Shares required to be issued in compliance with the provisions hereof have been issued and delivered hereunder in accordance with such provisions, if all payments required to be made in compliance with the provisions of this Amended and Restated Special Warrant Indenture have been made in accordance with such provisions and payment to the Special Warrant Agent of the fees and other remuneration payable to the Special Warrant Agent, this Amended and Restated Special Warrant Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Corporation and on delivery to the Special Warrant Agent of a Certificate of the Corporation stating that all conditions precedent to the satisfaction and discharge

of this Amended and Restated Special Warrant Indenture have been complied with and on payment to the Special Warrant Agent of the fees and other remuneration payable to the Special Warrant Agent, the Special Warrant Agent will execute proper instruments acknowledging satisfaction of and discharging this Amended and Restated Special Warrant Indenture.

Section 11.4 Sole Benefit of Parties and Special Warrantholders

Nothing in this Amended and Restated Special Warrant Indenture or the Special Warrant Certificates, expressed or implied, will give or be construed to give to any Person other than the parties hereto and the Special Warrantholders, as the case may be, any legal or equitable right, remedy or claim under this Amended and Restated Special Warrant Indenture or the Special Warrant Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Special Warrantholders.

Section 11.5 Discretion of Directors

Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, and a determination so made will be conclusive.

Section 11.6 Counterparts and Formal Date

This Indenture may be executed in several counterparts, in original form or by facsimile, each of which when so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of the date of this Amended and Restated Special Warrant Indenture.

Section 11.7 Severability

If one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amended and Restated Special Warrant Indenture, but this Amended and Restated Special Warrant Indenture shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

Section 11.8 Conflict

In the event of a conflict between the provisions of this Amended and Restated Special Warrant Indenture and the provisions of the Agency Agreement, the provisions of this Amended and Restated Special Warrant Indenture shall govern.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have executed this Amended and Restated Special Warrant Indenture as of the day and year first above written.

HIGH PLAINS URANIUM, INC.

By: (Signed) "*Jim Baughman*"
Authorized Signatory

EQUITY TRANSFER SERVICES INC.

By: (Signed) "*Richard Barnowski*"
Authorized Signatory

RESEARCH CAPITAL CORPORATION

By: (Signed) "*Gage Jull*"
Authorized Signatory

SCHEDULE A

TO THE AMENDED AND RESTATED SPECIAL WARRANT INDENTURE DATED AS OF MARCH 11, 2005 BETWEEN HIGH PLAINS URANIUM, INC., EQUITY TRANSFER SERVICES INC. AND RESEARCH CAPITAL CORPORATION

(FORM OF SPECIAL WARRANT CERTIFICATE)

THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY ANY PERSON OTHER THAN THE REGISTERED HOLDER HEREOF.

THE SPECIAL WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THE SPECIAL WARRANTS REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE SPECIAL WARRANT AGENT SHALL NOT PERMIT THE TRANSFER OF ANY SPECIAL WARRANTS TO A U.S. PERSON UNLESS THE HOLDER THEREOF HAS PROVIDED TO THE SPECIAL WARRANT AGENT AND THE CORPORATION AN OPINION OF COUNSEL, OR OTHER EVIDENCE, IN FORM REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER OF SPECIAL WARRANTS DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDERS OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF THE DATE HEREOF AND THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

Certificate Number: _________ Number of Special Warrants: ______________

SPECIAL WARRANTS
Exchangeable for
Common Shares of
HIGH PLAINS URANIUM, INC.

THIS IS TO CERTIFY THAT, for value received, __________________ (the "holder") is the registered holder of the number of Special Warrants specified above of HIGH PLAINS URANIUM, INC. and is thereby entitled, without payment of any additional consideration, to be issued, (i) if exercised pursuant to Section 4.1 of the Amended and Restated Special Warrant Indenture, at any time (A) prior to the Qualification Deadline, one Common Share (subject to adjustment) and (B) on or after the Qualification Deadline, 1.20 Common Shares (subject to adjustment); and (ii) if on a deemed exercise pursuant to Section 4.2 of the Amended and Restated Special Warrant Indenture, 1.20 Common Shares (subject to adjustment).

This Special Warrant Certificate evidences Special Warrants issued under the provisions of a Amended and Restated Special Warrant Indenture (which indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the "Amended and Restated Special Warrant Indenture") dated as of March 11, 2005, as amended, between the Corporation, Equity Transfer Services Inc. (the "Special Warrant Agent") and Research Capital Corporation. Reference is hereby made for particulars of the rights of the holders of the Special Warrants, the Corporation and the Special Warrant Agent in respect thereof and of the terms and conditions upon which the Special Warrants are issued and held, all to the same effect as if the provisions of the Amended and Restated Special Warrant Indenture were herein set forth in full, to all of which the holder, by acceptance hereof, assents. The Corporation will furnish to the holder, on request, a copy of the Amended and Restated Special Warrant Indenture. Words and terms used herein with the initial letter or letters thereof capitalized and not defined herein shall, if defined in the Amended and Restated Special Warrant Indenture, have the meanings given to such capitalized words and terms in the Amended and Restated Special Warrant Indenture.

The Special Warrants represented by this Special Warrant Certificate may be exercised by the holder at any time prior to the Expiry Time. The holder may in certain circumstances exercise less than all of the Special Warrants represented by this Special Warrant Certificate.

Surrender of this Special Warrant Certificate will be deemed to have been effected only on personal delivery thereof to, or, if sent by mail or other means of transmission, on actual receipt thereof by, the Special Warrant Agent at its principal office in the City of Toronto, Ontario, or at such other place as may be acceptable to the Special Warrant Agent.

On and after the date of any exercise of the Special Warrants represented by this Special Warrant Certificate, the holder will have no rights hereunder except to receive certificates representing the Common Shares thereby issued to such holder upon surrender of this Special Warrant Certificate to the Special Warrant Agent at its principal office in the City of Toronto, Ontario, or at such other place as may be acceptable to the Special Warrant Agent.

The Corporation will not be obligated to issue any fraction of a Common Share on the exercise of any Special Warrant. To the extent that any Special Warrant represented hereby confers the right to be issued a fraction of a Common Share, the number of Common Shares to be issued shall be rounded up to the next whole number.

No Common Shares will be issued pursuant to any exercise of any Special Warrant if the issue of such security would constitute a violation of the securities laws of any applicable jurisdiction.

The Amended and Restated Special Warrant Indenture provides for adjustments to the rights of the holders of Special Warrants, including the number of Common Shares issuable upon the exercise thereof, on the occurrence of certain stated events, including the subdivision or consolidation of the outstanding Common Shares, certain distributions of Common Shares, or of securities convertible into or exchangeable for Common Shares or of other securities or assets of the Corporation, certain offerings of rights, warrants or options and certain capital reorganizations.

The Amended and Restated Special Warrant Indenture contains provisions making binding on all holders of Special Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Special Warrants.

On presentation at the principal office of the Special Warrant Agent in the City of Toronto, Ontario, or at such other place as may be acceptable to the Special Warrant Agent, subject to the provisions of the Amended and Restated Special Warrant Indenture and on compliance with the reasonable requirements of the Special Warrant Agent, one or more Special Warrant Certificates may be exchanged at no cost to the holder for one or more Special Warrant Certificates of different denominations representing in the aggregate the same number of Special Warrants as the Special Warrant Certificate or Special Warrant Certificates being exchanged.

The Special Warrants represented by this Special Warrant Certificate may only be transferred, upon compliance with the conditions prescribed in the Amended and Restated Special Warrant Indenture, on the register of transfers to be kept at the principal office of the Special Warrant Agent in the City of Toronto, Ontario, by the holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Special Warrant Agent and, upon compliance with such requirements and such other reasonable requirements as the Special Warrant Agent and the Corporation may prescribe, such transfer will be recorded on such register of transfers by the Special Warrant Agent. Notwithstanding the foregoing, the Corporation will be entitled, and may direct the Special Warrant Agent, to refuse to record any transfer of any Special Warrant on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.

The holding of this Special Warrant Certificate will not constitute the holder hereof a shareholder of the Corporation or entitle such holder to any right or interest in respect thereof except as otherwise provided in the Amended and Restated Special Warrant Indenture.

This Special Warrant Certificate will not be valid for any purpose until it has been certified by or on behalf of the Special Warrant Agent for the time being under the Amended and Restated Special Warrant Indenture.

Time is of the essence hereof.

To exercise your rights hereunder, please complete and execute the notice of exercise and deliver this Special Warrant Certificate to the Special Warrant Agent. The Common Shares issued to you may be subject to hold periods prescribed by law and the certificates

representing such Common Shares and other securities may bear a legend or legends evidencing such restrictions.

IN WITNESS WHEREOF THE CORPORATION has caused this Special Warrant Certificate to be signed by its officer or other individual authorized in that behalf as of March 8, 2005.

HIGH PLAINS URANIUM, INC.

By:____________________________________

This Special Warrant Certificate is one of the Special Warrant Certificates referred to in the Amended and Restated Special Warrant Indenture.

EQUITY TRANSFER SERVICES INC.
as Special Warrant Agent

By:____________________________________

TO: HIGH PLAINS URANIUM, INC.

AND TO: EQUITY TRANSFER SERVICES INC., in its capacity as Special Warrant Agent

Suite 420
120 Adelaide Street West
Toronto, Ontario
M5H 4C3
Attention: Vice-President
Facsimile: 416-361-0470

NOTICE OF EXERCISE

The undersigned holder of the Special Warrants represented by this Special Warrant Certificate hereby exercises the right of such holder to be issued, and hereby subscribes for, ____________________ of the Common Shares which are issuable pursuant to the exercise of such Special Warrants on the terms specified in such Special Warrant Certificate and in the Amended and Restated Special Warrant Indenture.

The undersigned hereby irrevocably directs that the said Common Shares be issued, registered and delivered as follows:

Name(s) in Full and Social Insurance Number(s)	Address(es)	Number of Common Shares
____________________	____________________	____________________
____________________	____________________	____________________

Taxpayer Identification Number, if applicable: ______________________________

Please print full name in which certificates representing the Common Shares are to be issued. If any Common Shares are to be issued to a Person or Persons other than the holder, the holder must pay to the Special Warrant Agent all exigible transfer taxes or other government charges, and the signature of the holder must be guaranteed by a Canadian chartered bank listed on Schedule I of the *Bank Act* (Canada) or trust company or by a member of an acceptable medallion guarantee program.

DATED this ____ day of ______________, ______.

) ______________________________
) Signature of Registered Holder
)
______________________________) ______________________________
Signature Guarantee Name of Registered Holder

[ ] Please check if the certificates representing the Common Shares are to be delivered at the office where this Special Warrant Certificate is surrendered, failing which such certificates will be mailed to the address set out above. Certificates will be delivered or mailed as soon as practicable after the surrender of this Special Warrant Certificate to the Special Warrant Agent.

FORM OF TRANSFER

THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO, AND BY EXECUTING THIS FORM OF TRANSFER THE UNDERSIGNED REPRESENTS THAT THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE ARE NOT BEING TRANSFERRED TO A U.S. PERSON, TO ANY PERSON IN THE UNITED STATES OR TO ANY PERSON FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON WITHIN THE UNITED STATES OF AMERICA.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to _ ____ (*insert name and address of transferee*) the Special Warrants represented by this Special Warrant Certificate and hereby appoints ________________________________ as its attorney with full power of substitution to transfer the Special Warrants on the appropriate register of the Special Warrant Agent.

DATED this ____ day of ______________, ______.

	)	
	)	
	)	______________________________
	)	Signature of Transferor
	)	
	)	
______________________________	)	______________________________
Signature Guarantee		Name of Transferor

Signature of transferor must be guaranteed by a Canadian chartered bank listed on Schedule I of the *Bank Act* (Canada) or trust company or by a member of an acceptable medallion guarantee program.

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